Supplement dated September 3, 2013
to the Prospectus, as supplemented, of the following fund:
Fund	Prospectus Dated
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio-Seligman Global Technology Fund	5/1/13

The list of portfolio managers under the caption “Fund Management” in the “Summary of the Fund” section is hereby superseded and replaced with the following information:
Portfolio Manager	Title	Role with Fund	Managed Fund Since
Richard Parower, CFA	Portfolio Manager	Lead Manager	2002
Paul Wick	Portfolio Manager	Co-manager	2006
Ajay Diwan	Portfolio Manager	Co-manager	2005
The rest of the section remains the same.
The information under the caption “Primary Service Providers - Portfolio Managers” in the “More Information About the Fund” section is hereby superseded and replaced with the following information:
Portfolio Manager	Title	Role with Fund	Managed Fund Since
Richard Parower, CFA	Portfolio Manager	Lead Manager	2002
Paul Wick	Portfolio Manager	Co-manager	2006
Ajay Diwan	Portfolio Manager	Co-manager	2005
Prior to the Investment Manager’s acquisition of Seligman in November 2008, Mr. Parower was a Managing Director of Seligman. Mr. Parower joined Seligman in 2000. Mr. Parower began his investment career in 1988 and earned a B.A. from Washington University and an M.B.A. from Columbia University.
Prior to the Investment Manager’s acquisition of Seligman in November 2008, Mr. Wick was a Managing Director of Seligman. Mr. Wick joined Seligman in 1987. Mr. Wick began his investment career in 1987 and earned a B.A. from Duke and an M.B.A. from Duke/Fuqua.
Prior to the Investment Manager’s acquisition of Seligman in November 2008, Mr. Diwan was a Managing Director of Seligman. Mr. Diwan joined Seligman in 2001. Mr. Diwan began his investment career in 1992 and earned a B.S. from Case Western Reserve University and an M.B.A. from Columbia University.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SL-9916-5 A (9/13)